UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  September 29, 2010

Emergent BioSolutions Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-33137	14-1902018
(State or Other Jurisdiction	(Commission File Number)	(IRS Employer
of Incorporation)		Identification No.)

2273 Research Boulevard, Suite 400, Rockville, Maryland	20850
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code:  (301) 795-1800

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☒ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

 Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                      Other Events.

On September 29, 2010, Emergent BioSolutions Inc. (“Emergent”), 35406 LLC, a direct wholly-owned subsidiary of Emergent, 30333 Inc., an indirect wholly-owned subsidiary of Emergent, and Trubion Pharmaceuticals, Inc. (“Trubion”) entered into an Amendment No. 1 (the “Amendment”) to the Agreement and Plan of Merger entered into by the parties on August 12, 2010, pursuant to which Emergent will acquire Trubion (the “Merger”).  Pursuant to the Amendment, Trubion agreed to terminate, effective no later than the effective date of the Merger, its 401(k) plan, as well as any other defined contribution qualified retirement plan maintained by it or an affiliate.  Except as so amended, the Merger Agreement remains in full force and effect.  This summary is qualified by the full text of the Amendment, which is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

Additional Information and Where to Find It
This communication is being made in connection with the Merger among Emergent, Trubion and certain of Emergent’s direct and indirect wholly-owned subsidiaries. Emergent has filed with the SEC a registration statement on Form S-4, which contains a prospectus relating to the securities Emergent intends to issue in the proposed Merger. Trubion has filed a definitive proxy statement in connection with the proposed Merger and mailed the definitive proxy statement and other relevant documents to Trubion’s stockholders. Stockholders of Emergent and Trubion and other interested persons are advised to read the registration statement and definitive proxy statement, and amendments thereto because these documents contain important information about Trubion, Emergent and the proposed Merger. The definitive proxy statement was mailed on or about September 27, 2010 to Trubion stockholders of record on September 21, 2010. Stockholders may obtain a copy of the documents filed with the SEC, without charge, at the SEC’s website at http://www.sec.gov or by directing a request to: Emergent BioSolutions Inc., Attn: Investor Relations, 2273 Research Boulevard, Suite 400, Rockville, Maryland 20850, or Trubion Pharmaceuticals, Inc., Attention: Investor Relations, 2401 4th Avenue, Suite 1050, Seattle, Washington, 98121.

Participants in Solicitation
Emergent, Trubion and their respective directors and officers may be deemed participants in the solicitation of proxies from Trubion’s stockholders. Information regarding Emergent’s directors and officers is available in Emergent’s proxy statement for its 2010 annual meeting of stockholders and its 2009 annual report on Form 10-K, which were filed with the SEC and are available at the SEC’s website at http://www.sec.gov. Information regarding Trubion’s directors and officers is available in Trubion’s proxy statement for its 2010 annual meeting of stockholders and its 2009 annual report on Form 10-K, which were filed with the SEC and are available at the SEC’s website at http://www.sec.gov. Information regarding Trubion’s directors and officers is also contained in Trubion’s definitive proxy statement in connection with the Merger which is available at the SEC’s website. Emergent’s and Trubion’s stockholders may obtain additional information about the interests of Trubion’s directors and officers in the Merger by reading Trubion’s definitive proxy statement.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

99.1	Amendment No. 1 to Agreement and Plan of Merger dated September 29, 2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 30, 2010	EMERGENT BIOSOLUTIONS INC.
By: /s/ Jay G. Reilly Name: Jay G. Reilly Title: General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Amendment No. 1 to Agreement and Plan of Merger dated September 29, 2010